Semi-Annual Report
June 30, 2001

Contents
Report to Shareowners	 	 		 2
Statement of Assets and Liabilities		 3
Statement of Operations				 4
Statements of Changes in Net Assets		 5
Financial Highlights		 		 6
Portfolio of Investments			 7
Notes to Financial Statements			10
NAIC Growth Fund, Inc., Board of Directors	13
Shareowner Information		 		14


Report to Shareowners:
June 30, 2001

	The first six months of the year was marked with uncertainty about the economy that was reflected in the stock market. There were days in which the market advanced, or declined 200 points at a time. Still, it appeared to be more of a sellers' market rather than one for buying. Despite the easing of interest rates by the Federal Reserve, price-earnings ratios remained high for a great many stocks when compared to historical averages.
	Added to the high valuations were reports by several companies of a decline in earnings, or slower growth and warnings of further earnings disappointments. When the economy will turn around is anyone's guess. Leading economists have been divided as to when we will see some progress.
	The Net Asset value of the Fund declined 1.9% during the past six months. This compares with a drop of 2.6% in the Dow Jones Industrial Average, a 12.4% decline in Nasdaq and the S&P 500 slipping 7.3% during the same time frame.
	Three stocks were sold from the portfolio. The sale of Reuters at $101 resulted in a capital gain of more than $306,500. Coca Cola was sold for $58.25 for a gain of $150,200 and Dallas Semiconductor which was being purchased by another company was sold on the open market for $37.50 and a gain of $309,700. The managers did not wish to hold the stock of the surviving company. The Fund also received 300 shares of McData as a spin-off from EMC and sold it at a small profit since a decision was made that we would not add to the stock.
	There were also two partial sales. We reduced our holdings in American International Group by 1,490 shares receiving $91.50 per share for a gain of $124,600 and sold 6,000 of Household International at $60.50 for a gain of $314,000.
	Only two purhases were made during the period. The managers added 2,000 ConAgra at $19.58 and 3,000 Vishay
Intertechnology at $14.88.
	The Board of Directors declared a cash dividend of $0.028 on May 17, 2001. The dividend was paid August 1, 2001, to sharehowners of record June 29, 2001.

	Thomas E. O'Hara		Kenneth S.Janke
        Chairman			President




NAIC Growth Fund, Inc.
Statement of Assets and Liabilities
As of June 30, 2001  (unaudited)

ASSETS

Investment securities
   -at market value (cost $8,837,964)		$20,911,840
Short-term investments
   -at amortized cost				  3,092,357
Cash and cash equivalents			  1,040,494
Dividends & interest receivable 		     35,494
Prepaid insurance		  	              1,417
Prepaid fees		  	                     15,000

			                         25,096,602
LIABILITIES

Dividends payable		59,864
Accounts payable		27,046	             86,910

TOTAL NET ASSETS			        $25,009,692


SHAREOWNERS' EQUITY

 Common Stock-par value $0.001 per share;
   authorized 50,000,000 shares,
      outstanding 2,138,006 shares		$        2,138
Additional Paid-in Capital			    11,720,058
Undistributed net investment income			 4,661
Undistributed net realized gain on investments       1,208,959
Unrealized appreciation of investments              12,073,876


SHAREOWNERS' EQUITY			           $25,009,692

NET ASSET VALUE PER SHARE			$        11.70


See notes to financial statements





NAIC Growth Fund, Inc.
Statement of Operations
For the six months ended June 30, 2001 (unaudited)

INVESTMENT INCOME

     Interest					    $  89,871
     Dividends					      154,065

						      243,936
EXPENSES

     Advisory fees	                91,473
     Legal fees                  	29,742
     Transfer agent & custodian fees	18,717
     Insurance	                         8,500
     Mailing & postage	                 7,807
     Other Professional Services	 4,000
     Other fees & expenses	         5,708
     Printing	                         3,895
     Directors' fees & expenses	         4,861
     Annual shareowners' meeting	 5,022
     Audit fees	                         1,275


     Net Expenses		                      181,000

          Net investment income		               62,936


REALIZED AND UNREALIZED GAIN ON INVESTMENTS

     Realized gain on investments:
        Proceeds from sale of investment securities   1,587,857
        Cost of investment securities sold	        378,898

          Net realized gain on investments	      1,208,959

     Unrealized appreciation of investments:
        Unrealized appreciation at beginning of year 13,807,151
        Unrealized appreciation at end of year	     12,073,876

     Net change in unrealized appreciation on investments
	                                             (1,733,275)
     Net realized and unrealized loss on investments
	                                               (524,316)

NET DECREASE FROM OPERATIONS		             $ (461,380)

See notes to financial statements






  NAIC Growth Fund, Inc.
  Financial Highlights (a)
                             six months ended
                              June 30, 2001	  years ended december 31,
	                       (Unaudited)  2000   1999   1998    1997   1996


Net asset value 	        $11.96	  $11.22  $10.86  $9.56  $7.89  $6.61
  at beginning of year

Net investment income             .02      .09     .08    .12    .09     .09
  Net realized and unrealized gain
    (loss) on investments        (.25)    2.18     .76   1.68   1.99    1.52
Total from investment operations (.23)    2.27     .84   1.80   2.08    1.61

Distribution from:
  Net investment income          (.03)    (.09)   (.09)  (.11)  (.09)   (.09)
  Realized gains                  -	 (1.44)   (.39)  (.39)  (.32)   (.24)
    Total distributions          (.03)   (1.53)   (.48)  (.50)  (.41)   (.33)

Net asset value at end of period$11.70	 $11.96  $11.22  $10.86  $9.56  $7.89

Per share market value,  Ask    13     11      10 1/4  10 3/4  15 1/4  9 3/4
    end of period	 Bid    12     10 1/2  10      10 1/4  14 1/2  9 7/16

Total Investment Return Annualized:
Based on market value
    1 year                    28.16%  30.90%  2.85%  (25.42%)  58.50%  42.94%
    from inception            13.24%  12.57%  10.28%  11.30%   17.84%  12.59%
Based on net asset value
    1 year                    (3.88%) 27.27%  7.75%   18.84%   26.43%  24.46%
    from inception            12.98%  13.81% 13.15%   13.79%   13.69%  11.92%

Net Assets,
  end of year (mil) $25,009.7 $23,927.8 $22,351.7 $20,701.2 $17,335.3 $13,487.8

Ratios to average net assets
    annualized:
Ratio of expenses to
    average net assets (b)         1.50%   1.25%  1.00%   0.83%   0.96%   0.96%
Ratio of net investment income
    to average net assets (b)      0.48%   0.74%  0.70%   1.13%   0.96%   1.10%
Portfolio turnover rate            0.79%  10.61%  4.20%   5.87%   6.31%   5.93%

(a) All per share data for all periods has been restated to reflect the effect of a 15% stock dividend which was declared on august 18, 2000 and paid on September 29, 2000 to shareholders of record on September 18, 2000.
(b) For the years ended 2000, 1999, 1998, 1997, and 1996, the adviser voluntarily waived all or a portion of its fees. Had the adviser not done so in 2000, 1999, 1998, 1997, and 1996 the ratio of expenses to average net assets would have been 1.44%, 1.37%, 1.39%, 1.69% and 1.68% and the ratio of net investment income to average net assets would have been 0.55%, 0.32%, 0.57%, 0.23%, and 0.38% for each of these years.





NAIC Growth Fund, Inc.
Portfolio of Investments - June 30, 2001 (unaudited)


%  Common Stock         Shares          Cost          Market

3.2	 Auto Replacement

Dana Corporation	10,000	       $223,000	       $233,000
O'Reilly Auto*		20,000		242,606		574,000

10.5	Banking

Citigroup		20,000		79,167	      1,056,800
Comerica, Inc.		 5,000	       148,750		288,000
Bank One Corp.		 7,000	       212,495          250,600
Huntington Banc.	24,200	       221,907          395,670
Synovus Financial       20,000	       140,937          627,600

3.0	Building Products

Clayton Homes		20,000	       221,325	        314,400
Johnson Controls	 6,000	        96,895		434,820

4.1       Chemicals

OM Group, Inc.          10,000         344,650          562,500
Polyone Corp.           10,000	        88,000		104,100
RPM                     18,000	       190,250		165,600
Sigma Aldrich            5,000	        94,937          193,100

1.2	Computers

EMC Corp.*              10,000	        70,912          292,500


2.8	Consumer Products

Colgate-Palmolive        8,000	       98,500		471,920
Newell Rubbermaid        9,000        237,375	        225,900

7.3 	Electrical Equipment

American Power Conv.*   10,000	      190,531           157,500
Cooper Industries        9,000        207,813           237,540
Federal Signal          12,000        280,562           281,640
General Electric        12,000         56,000           585,000
Vishay Intertech*       25,000        245,379           575,000

1.9 	Electronics

Diebold                 10,000        269,188           321,500
Molex, Inc.              5,000         81,979           149,100


8.4	Ethical Drugs

American Home Prod.      6,000        90,510            352,500
Bristol-Myers Squibb     6,000       106,538            313,800
Eli Lilly                6,000        91,688            444,000
Johnson & Johnson        4,000        45,500            200,000
Merck & Co., Inc.        5,000        83,320            319,550
Pfizer, Inc.            12,000        58,750            480,600

6.7 	Financial Services

Household Int'l         19,000       175,353          1,267,300
State Street Boston      4,000        75,500            395,920

4.5	Food

Albertson's              7,000       235,331            209,930
ConAgra                 12,000       206,025            237,720
Heinz, H.J.              6,000       179,375            245,340
McCormick & Co.         10,000       223,975            420,200


6.6	Hospital Supplies

Biomet Corp.            10,500       122,250            504,630
Invacare                10,000       245,375            386,300
Stryker Corp.           14,000       160,063            767,900

1.5	Industrial Services

Donaldson Co.           12,000       162,563            373,800

5.2	Insurance

AFLAC, Inc.             20,000       143,906            629,800
American Int'l Group     8,000        67,499            680,080

1.7	Machinery

Emerson Electric Co.     7,000       170,393            423,500

3.8	Multi Industry

Carlisle                 8,000       318,631            278,960
Pentair                  7,000       171,894            236,600
Teleflex                10,000       277,938            440,000

1.2	Office Equipment

Hon Industries          12,000       283,938            290,640

0.9	Restaurants

McDonald's               8,000        53,625            216,480

1.3	Realty Trust

First Industrial
   Realty Trust         10,000       257,463            321,400

1.4	Semiconductor

Intel                   12,000       228,563            351,000

2.1	Soft Drinks

PepsiCo                 12,000       205,374            530,400

0.6	Telecommunications

ADC Telecom.*           24,000        14,155            158,400


2.2	Transportation

Sysco Corp.             20,000	     142,749            543,000

1.5	Utilities

CenturyTel, Inc.        13,000       196,562            393,900



83.6% Investment
	Securities                $8,837,964        $20,911,840


       Short-term Investments

12.4     United States Treasury Bill,
	Maturing 7/26/2001                           $3,092,357

 4.2      Misc. Cash Equivalents                      1,040,494
16.6%                                                $4,132,851

Total Investments                                   $25,044,691

(0.2%)  All other assets less liabilities               (34,999)

100%  TOTAL NET ASSETS                              $25,009,692






		               Market                    % of
Company	                        Value          Portfolio Investments


Household Int'l              $1,267,300			6.1

Citigroup                     1,056,800 		5.1

Stryker                         767,900			3.7

American Int'l Group            680,080			3.3

AFLAC                           629,800			3.0

Synovus                         627,600 		3.0

General Electric                585,000			2.8

Vishay Intertech.               575,000			2.7

O'Reilly Automotive             574,000			2.7

OM Group                        562,500			2.7


 See notes to financial statements





     * non-income producing security



 See notes to financial statements




NAIC Growth Fund, Inc.
Notes to Financial Statements (unaudited)

(1)  ORGANIZATION
The NAIC Growth Fund, Inc. (the  "Fund") was organized under
Maryland law on April 11, 1989 as a diversified closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on July 2, 1990.

(2)  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the notes to financial statements:

Dividends and Distributions - Dividends from the Fund's net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually. Shareowners may elect to participate in the Dividend Reinvestment and Cash Purchase Plan (see Note 4).

Investments - Investments in equity securities are stated at market value, which is determined based on quoted market prices or dealer quotes. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, the Fund utilizes the amortized cost method to determine the carrying value of short-term debt obligations. Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost, which approximates fair value. Any discount or premium is amortized from the date of acquisition to
maturity.   Investment security purchases and sales are accounted for on a trade date basis. Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles in the united states requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes - The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute at least 90% of its taxable income, including net long-term capital gains, to its shareowners. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.





The following information is based upon Federal income tax cost of portfolio investments as of June 30, 2001:

	Gross unrealized appreciation             	$  12,208,105
	Gross unrealized depreciation		             (134,229)

    	     Net unrealized appreciation	        $   12,073,876

	Federal income tax cost	                        $    8,837,964


Expenses -The Fund's service contractors bear all expenses in connection with the performance of their services. The Fund bears all expenses incurred in connection with its operations including, but not limited to, management fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareowner reporting and other related costs. Such expenses will be charged to expense daily as a percentage of net assets. The Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first
Ten Million Dollars of the Fund's average net assets, one and one-half percent (1 1/2%) of the next Twenty Million Dollars of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year. Any excess expenses shall be the responsibility of the Investment Adviser, and the pro rata portion of the estimated annual excess expenses will be offset against the Investment Adviser's monthly fee. A director of the Fund provides professional services to the fund. The fees for those services amounted to $4,000 for the six months ended June 30, 2001.

(3)  MANAGEMENT ARRANGEMENTS
Investment Adviser - Growth Fund Advisor, Inc., serves as the Fund's Investment Adviser subject to the Investment Advisory Agreement, and is responsible for the management of the Fund's portfolio, subject to review by the board of directors of the Fund.
For the services provided under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee at an annual rate of three-quarters of one percent (0.75%) of the average weekly net asset value of the Fund, during the times when the average weekly net asset value is at least $3,800,000. The Investment Adviser will not be entitled to any compensation for a week in which the average weekly net asset value falls below $3,800,000.

Plan Agent -  Michigan National Bank (MNB) serves as the Fund's
custodian pursuant to the Custodian Agreement.   As the Fund's
custodian, MNB receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee. EquiServe serves as the Fund's transfer agent and dividend disbursing agent pursuant to Transfer Agency and Dividend Disbursement
Agreements.   EquiServe receives fees for services provided including,
but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement of out-of-pocket expenses such as forms and mailing costs.

(4)  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The Fund has a Dividend Reinvestment and Cash Purchase Plan (the
"Plan") which allows shareowners to reinvest dividends paid and make additional contributions. Under the Plan, if on the valuation date the net asset value per share is lower than the market price at the close of trading on that day, then the Plan Agent will elect on behalf of the shareowners who are participants of the Plan to take the dividends in newly issued shares of the Fund's common stock. If net asset value exceeds the market price on the valuation date, the Plan Agent will elect to receive cash dividends, and will promptly buy shares of the Fund's common stock on whatever market is consistent with best price and execution. The number of shares credited to each shareowner participant's account will be based upon the average purchase price for all shares purchased.

(5)  DISTRIBUTIONS TO SHAREOWNERS
On May 17, 2001, a distribution of $0.028 per share aggregating
$59,864 was declared from net investment income. The dividend was paid August 1, 2001, to shareowners of record June 29, 2001.

(6)  Investment transactions
Purchases and sales of securities, other than short-term securities for the period ended June 30, 2001, were $83,775 and $1,991,341, respectively.

(7)  FINANCIAL HIGHLIGHTS
The Financial Highlights present a per share analysis of how the Fund's net asset value has changed during the years presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. The Total Investment Return based on market value assumes that shareowners bought into the Fund at the bid price and sold out of the Fund at the bid price. In reality, shareowners buy into the Fund at the ask price and sell out of the Fund at the bid price. Therefore, actual returns may differ from the amounts stated.










NAIC Growth Fund, Inc.
Board of Directors

Thomas E. O'Hara
Chairman,
Highland Beach, FL


Lewis A. Rockwell
Secretary,
Grosse Pointe Shores, MI


Carl A. Holth
Director,
Clinton Twp., MI

Kenneth S. Janke
President,
Bloomfield Hills, MI


Benedict J. Smith
Director,
Birmingham, MI


James M. Lane
Director,
Stone Harbor, NJ

Peggy L. Schmeltz
Director,
Bowling Green, OH


Cynthia P. Charles
Director,
Ambler, PA










Shareowner Information

The ticker symbol for the NAIC Growth Fund, Inc., on the Chicago
Stock Exchange is GRF.   You may wish to visit the Chicago Stock
Exchange web site at www.chicagostockex.com.

The dividend reinvestment plan allows shareowners to automatically reinvest dividends in Fund common stock without paying commission. Once enrolled, you can make additional stock purchases through monthly cash deposits ranging from $50 to $1,000. For more information, request a copy of the Dividend Reinvestment Service for Stockholders of NAIC Growth Fund, Inc., from Boston EquiServe,
P.O. Box 8204, Boston, Massachusetts  02266.  Telephone 1-800-257-
1770.

Questions about dividend checks, statements, account consolidation, address changes, stock certificates or transfer procedures write Boston EquiServe, P.O. Box 8204, Boston, Massachusetts 02266. Telephone
1-800-257-1770.

Shareowners or individuals wanting general information or having questions, write NAIC, P.O. Box 220, Royal Oak, Michigan 48068.
Telephone 877-275-6242.